Rule 497(e)
File Nos. 33-73832 and 811-8268

Supplement dated July 31, 2009, to the
Prospectus dated April 30, 2009, as supplemented July 10, 2009
(the “Prospectus”)

FOR ALL SHAREHOLDERS OF ALL FIRSTHAND FUNDS

NEW INVESTMENT ADVISER AND ADMINISTRATOR
At a special board meeting held on July 30, 2009, the Trustees of Firsthand Funds (the “Trust”) approved the appointment of SiVest Group, Inc., 469 El Camino Real, Suite 227, Santa Clara, CA 95050, as the new investment adviser and administrator for each Firsthand Fund (a “Fund”) in the Trust. At that same meeting, the Board and Firsthand Capital Management, Inc. (“FCM”) agreed to end the Trust’s existing advisory and administration contracts with FCM before the normal expiration date, making SiVest Group, Inc. the investment adviser and administrator effective August 3, 2009. The Trustees were recently informed that FCM did not intend to renew its contracts as investment adviser and administrator to the Trust.

SiVest Group, Inc. initially will serve as the investment adviser to each Fund under an interim advisory agreement, as approved by the Board of Trustees, for up to 150 days or when the shareholders of the Fund approve a new investment advisory agreement with SiVest Group, Inc., whichever occurs sooner.  All fees earned by SiVest Group, Inc. under that interim advisory agreement would be held in an interest-bearing escrow account, and paid to SiVest Group, Inc. only upon shareholders’ approval of a new investment advisory agreement.  If shareholders do not approve a new investment advisory agreement, SiVest Group, Inc. would be entitled to only its costs of managing each Fund (plus interest).

Several factors were considered when the trustees appointed SiVest Group, Inc. Although these will be outlined in more detail in an upcoming proxy statement, the main factors were:

-         Continuity of portfolio management: SiVest Group, Inc. employs Kevin Landis, who has been a portfolio manager for each of the Funds since their respective inception dates. Mr. Landis will continue to be a portfolio manager for all four Funds.

-         Reduced fee structure: The new investment advisory contracts provide a reduction in investment management fees between 0.10% to 0.12% for each Fund, resulting in reduced expense ratios for the Funds of at least 0.10%.

The new advisory contract with SiVest Group, Inc. is subject to shareholder approval. A proxy statement will be mailed to shareholders in late August and a meeting of shareholders is planned in November 2009 to vote on the proposal. Details on the location of the meeting will be included in the proxy materials mailed to shareholders.

As a result of this new advisory contract, the Fund Fees and Expenses section on pages 18 and 19 of the Prospectus is replaced with the following, effective August 3, 2009:

FUND FEES AND EXPENSES
The following tables show the fees and expenses you may pay if you buy and hold shares of each Fund.

Shareholder Fees (fees paid directly from your investment)

Fund	Sales Charge Imposed on Purchases	Sales Charge Imposed on Reinvested Distributions	Deferred Sales Charge	Exchange Fee	Redemption Fee
Firsthand Technology Value Fund *	None	None	None	None	None
Firsthand Technology Leaders Fund *	None	None	None	None	None
Firsthand e-Commerce Fund *	None	None	None	None	None
Firsthand Alternative Energy Fund *	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Fund	Management Fee	Distribution (12b-1 Fee)	Other Expenses	Short Sale Expense	Total Annual Fund Operating Expenses
Firsthand Technology Value Fund	1.40%	None	0.45%	None	1.85%**
Firsthand Technology Leaders Fund	1.40%	None	0.45%	None	1.85%**
Firsthand e-Commerce Fund	1.40%	None	0.45%	None	1.85%**
Firsthand Alternative Energy Fund	1.53%	None	0.45%	0.10%	2.08%***

*The Fund charges a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see “Account Maintenance Fee” on page 31).
**Under the Investment Advisory Agreement, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that each Fund’s total annual operating expenses are limited to 1.85% of the Fund’s average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion. Under the Administration Agreement, the Funds’ Administrator has assumed responsibility for payment of all of each Fund’s operating expenses excluding certain expenses, for example, independent trustees’ compensation, brokerage and commission expenses, litigation costs, and any extraordinary and non-recurring expenses. The Investment Advisory Agreement has an initial term of one year, and thereafter continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees. The expense data in the table reflects current contractual fees and expenses.
***Under the Investment Advisory Agreement, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that Firsthand Alternative Energy Fund’s total annual operating expenses (with certain exclusions discussed below) are limited to 1.98% of the Fund’s average daily net assets up to $200 million, 1.93% of such assets from $200 million to $500 million, 1.88% of such assets from $500 million to $1 billion, and 1.83% of such assets in excess of $1 billion. The Investment Adviser has also agreed to donate a portion of its management fees collected, amounting to 0.20% of the Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders. Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund’s operating expenses excluding certain expenses, for example, brokerage and commission expenses, short sale expenses, litigation costs, and any extraordinary and non-recurring expenses. The Investment Advisory Agreement has an initial term of one year, and thereafter continues from year to year, provided that its continuance is approved at least annually by the Board and the disinterested trustees. The expense data in the table reflect current contractual fees and expenses.

EXAMPLE—This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Value Fund	$188	$ 581	$999	$2,161
Firsthand Technology Leaders Fund	$188	$ 581	$999	$2,161
Firsthand e-Commerce Fund	$188	$ 581	$999	$2,161
Firsthand Alternative Energy Fund	$211	$ 651	$1,116	$2,400

The Fund Management section on page 21 is replaced with the following:

THE MANAGER—Firsthand Funds (the “Trust”) retains SiVest Group, Inc., (the “Investment Adviser”) 469 El Camino Real, Suite 227, Santa Clara, CA 95050, to manage the investments of each Fund. SiVest Group, Inc. is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser and is a portfolio manager of each of the Firsthand Funds. Prior to joining the Investment Adviser, Mr. Landis served as Chief Investment Officer of Firsthand Capital Management, Inc., since 1994. Additionally, Han Lee serves as co-portfolio manager of Firsthand e-Commerce Fund. From 2007 to 2009, Mr. Lee served as a research analyst at Firsthand Capital Management, Inc. Between 2005 and 2007, he was a research associate for Global Crown Capital, prior to which he was portfolio management intern at Wales Investments.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Fund.

NEW TRANSFER AGENT - EFFECTIVE NOVEMBER 21, 2009
On July 10, 2009, the Trustees of Firsthand Funds appointed a new service provider to the Trust. Effective November 21, 2009, Firsthand Funds’ transfer agent will change from Citi Fund Services to PNC Global Investment Servicing (U.S.) Inc. Resultant changes to the prospectus are outlined below.

Money Market Fund Exchange Privileges—Pursuant to changes in the Funds’ service provider referenced above, Firsthand Funds will no longer provide exchange privileges into the HSBC Investor Money Market Fund. Current money market fund shareholders will be notified separately about their options.

The “Call us” and “Write to us” sections within the Doing Business with Firsthand section on page 22 are replaced with:

Call us:	1.888.884.2675

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions and process Fund literature requests Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

TTY access:	1.800.774.3114

Write to us:	Shareholder Services
Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036

The first paragraph in the Section titled Shareholder Services on page 29 is replaced in its entirety with the following:

Firsthand Funds’ Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

The address of the Funds and the name and address of the Transfer Agent on the back cover of the prospectus are changed to:

Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
SiVest Group, Inc.
469 El Camino Real, Suite 227
Santa Clara, CA 95050

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9836
Providence, RI 02940-8036
1.888.884.2675